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                                                                    Exhibit 99.1




                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report on Form 10-Q of Insurance Auto Auctions, Inc. (the "Company") for the quarterly period ended September 29, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas C. O'Brien, Chief Executive Officer of the Company, certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  November 13, 2002


                                      /s/ Thomas C. O'Brien
                                      ------------------------------------------
                                      Thomas C. O'Brien, Chief Executive Officer





         In connection with the Quarterly Report on Form 10-Q of Insurance Auto Auctions, Inc. (the "Company") for the quarterly period ended September 29, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Scott P. Pettit, Chief Financial Officer of the Company, certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  November 13, 2002
                                      /s/ Scott P. Pettit
                                      ------------------------------------------
                                      Scott P. Pettit, Chief Financial Officer


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